UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   October 28, 2004
                                                --------------------------------

    MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Alternative Loan Trust
           2004-11 Mortgage Pass-Through Certificates, Series 2004-11)
           -----------------------------------------------------------

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             (Exact name of registrant as specified in its charter)



Delaware                               333-106987-50             06-1204982
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

1285 Avenue of the Americas, New York, New York                      10019
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (212) 713-2000
                                                  ------------------------------


                                 Not applicable
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

      Item 8.01 of the registrant's Form 8-K (the "Previous 8-K") attaching the Pooling and Servicing Agreement (as defined below), filed on November 12, 2004, is hereby amended and restated in its entirety. Attached as Exhibit 4 is a replacement Pooling and Servicing Agreement for MASTR Alternative Loan Trust 2004-11 Mortgage Pass-Through Certificates, Series 2004-11 (the "Certificates"), which replaces Exhibit 4 under Item 9.01 of the Previous 8-K.

      On October 28, 2004, Mortgage Asset Securitization Transactions, Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2004 (the "Pooling and Servicing Agreement"), between the Company, as depositor, UBS Real Estate Securities Inc., as transferor, Wells Fargo Bank, National Association, as master servicer, trust administrator, and a custodian, and U.S. Bank National Association, as trustee and a custodian, of MASTR Alternative Loan Trust 2004-11 Mortgage Pass-Through Certificates, Series 2004-11 (the "Certificates"), issued in thirty-two classes. The Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class 6-A-1, Class 7-A-1, Class 8-A-1, Class 8-A-2, Class 8-A-3, Class 9-A-1, Class 9-A-2, Class 15-PO, Class 30-PO, Class 15-AX, Class 20-AX, Class 30-AX, Class A-LR, Class A-R, Class B-1, Class B-2, Class B-3, Class B-I-1, Class B-I-2, and Class B-I-3 Certificates, with an aggregate scheduled principal balance as of October 1, 2004 of $688,550,429 were sold to UBS Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement dated as of October 27, 2004, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01 Financial Statements and Exhibits.
          ---------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of October 1, 2004 (the "Pooling and Servicing Agreement"), between the Company, as depositor, UBS Real Estate Securities Inc., as transferor, Wells Fargo Bank, National Association, as master servicer, trust administrator, and a custodian, and U.S. Bank National Association, as trustee and a custodian.

      SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


      January 13, 2005

                                   By:       /s/ Saro Cutri
                                      ----------------------------------
                                       Name:  Saro Curti
                                       Title: Director


                                   By:       /s/ Peter Ma
                                      ----------------------------------------
                                       Name:  Peter Ma
                                       Title: Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K
Exhibit No.                     Description
-----------                     -----------

4 Pooling and Servicing Agreement, dated as of October 1, 2004 (the "Pooling and Servicing
                                Agreement"), between the
                                Company, as depositor, UBS Real
                                Estate Securities Inc., as
                                transferor, Wells Fargo Bank,
                                National Association., as master
                                servicer, trust administrator,
                                and a custodian, and U.S. Bank
                                National Association, as trustee
                                and a custodian.